SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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BioTime, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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May 12, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of BioTime, Inc. which will be held on Thursday, June 23, 2011 at 1:00 p.m. at The Union League Club, 38 East 37th Street, New York, New York 10016.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations, and there will be an opportunity for discussion concerning BioTime and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

I look forward to personally meeting all shareholders who are able to attend.

Judith Segall
Vice President and Secretary

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 23, 2011

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BioTime, Inc. will be held at The Union League Club at 38 East 37th Street, New York, New York on June 23, 2011 at 1:00 p.m. for the following purposes:

    1. To elect seven (7) directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Neal C. Bradsher, Arnold I. Burns, Abraham E. Cohen, Alfred D. Kingsley, Pedro Lichtinger, Judith Segall, and Michael D. West;

    2. To ratify the appointment of Rothstein, Kass & Company, P.C. as BioTime’s independent registered public accountants for the fiscal year ending December 31, 2011;

    3. To hold an advisory vote on executive compensation;

    4. To hold an advisory vote on the frequency of the advisory vote on executive compensation; and

    5. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

    The Board of Directors has fixed the close of business on April 26, 2011 as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment of the meeting.

    Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares of stock may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held June 23, 2011.
The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual Report on
Form 10-K are available at: https://materials.proxyvote.com/09066L

By Order of the Board of Directors,

Judith Segall
Vice President and Secretary

Alameda, California
May 12, 2011

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 23, 2011

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q: Why have I received this proxy statement?

    We are holding our Annual Meeting of Shareholders (the “Meeting”) for the purposes stated in the accompanying Notice of Annual Meeting, which include electing directors and ratifying the appointment of our independent registered public accountants. At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning BioTime and its activities. This proxy statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

    The accompanying proxy is solicited by the Board of Directors of BioTime, Inc., a California corporation having its principal offices at 1301 Harbor Bay Parkway, Suite 100, Alameda, California 94502, for use at the Annual Meeting of Shareholders to be held at 1:00 p.m. on Thursday, June 23, 2011 at The Union League Club, 38 East 37th Street, New York, New York 10016.

Q: Who is entitled to vote at the Meeting?

    Only shareholders of record at the close of business on April 26, 2011 are entitled to notice of and to vote at the Meeting. On that date, there were 48,799,326 BioTime common shares issued and outstanding, which constitutes the only class of BioTime voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by shareholders?

    Directors will be elected by a plurality of the votes cast at the Meeting. The other matters to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares present and voting on the matter, provided that the affirmative vote cast constitutes a majority of a quorum. A quorum consists of a majority of the outstanding shares.

Q: How many votes do my shares represent?

    Each BioTime common share is entitled to one vote in all matters that may be acted upon at the Meeting, except that shareholders may elect to cumulate votes in the election of directors. Under cumulative voting, each shareholder may give one candidate, or may distribute among two or more candidates, a number of votes equal to the number of directors to be elected multiplied by the number of common shares owned. Shareholders may not cumulate votes unless at least one shareholder gives notice of his or her intention to cumulate votes at the Meeting. The enclosed proxy confers discretionary authority to cumulate votes.

Q: What are my choices when voting?

    In the election of directors, you may vote for all nominees, or you may withhold your vote from one or more nominees. For the advisory vote on the frequency of the advisory vote on executive compensation you may choose one year, two years, three years, or abstain from voting. For each of the other proposals, you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: What if I abstain from voting on a matter?

    If you check the “abstain” box in the proxy form, or if you attend the meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: Can I change my vote after I submit my proxy form?

    You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:
  deliver to the Secretary of BioTime a written revocation; or

  deliver to the Secretary of BioTime a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

  attend the Meeting and vote in person.
    If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

    You may attend the Meeting and vote in person whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting will not revoke your proxy unless you also vote in person at the Meeting.

    If you are a shareholder of record, you may vote your shares at the Meeting by completing a ballot at the Meeting. However, if you are a “street name” holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote the shares.

    Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting.

Q: What are the Board of Directors’ recommendations?

    The Board of Directors recommends that our shareholders vote FOR (1) each nominee for election as director, (2) approval of the appointment of Rothstein, Kass & Company, P.C. as our independent registered public accountants for the fiscal year ending December 31, 2011, and (3) approval, on an advisory basis, of the compensation of our named executive officers. The Board of Directors is not making a recommendation on how shareholders should vote on the frequency for holding an advisory vote on executive compensation.

Q: What if I do not specify how I want my shares voted?

    Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as director, (2) approval of the appointment of Rothstein, Kass & Company, P.C. as our independent registered public accountants for the fiscal year ending December 31, 2011, and (3) approval, on an advisory basis, of the compensation of our named executive officers. However, if no voting instructions are given with respect to the advisory vote on the frequency of shareholder advisory votes on executive compensation, your shares will not be voted on that matter.

    Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may vote on certain routine matters, including the approval of the appointment of our independent registered public accountants, but cannot vote in the election of directors, the advisory vote on executive compensation, or the advisory vote on the frequency of the advisory vote on executive compensation. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf as to those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

    Shareholder of Record. You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

    Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this proxy statement come up for vote at the Meeting?

    The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. As of the date of this proxy statement, no shareholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the attached form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

    The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know a reasonable time before the mailing of the notice of the Meeting are to be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

Q: Who will bear the cost of soliciting proxies for use at the Meeting?

    BioTime will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mail, proxies may be solicited by a personal interview, telephone, and telegram by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common shares held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

    If you plan on attending the Meeting in person, please read the “How to Attend the Annual Meeting” section of this proxy statement for information about the documents you will need to bring with you to gain admission to the Meeting and to vote your shares in person.

    This proxy statement and the accompanying form of proxy are first being sent or given to our shareholders on or about May 12, 2011.

ELECTION OF DIRECTORS

    At the Meeting, seven directors will be elected to hold office until the next Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below are incumbent directors.

    It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. However, if you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

Directors and Nominees

    The names and ages of our directors are:

    Neal C. Bradsher, CFA, 45, joined the Board of Directors during July 2009. Mr. Bradsher has been President of Broadwood Capital, Inc., a private investment firm, since 2002. Previously, he was a Managing Director at Whitehall Asset Management, Inc. from 1999 to 2002. Earlier in his career Mr. Bradsher was a Managing Director at Campbell Advisors, as well as a senior equity analyst at Alex Brown & Sons and Hambrecht & Quist. Mr. Bradsher holds a B.A. degree in economics from Yale College and is a Chartered Financial Analyst. Mr. Bradsher is also a director of Questcor Pharmaceuticals, Inc.

    Mr. Bradsher brings to the Board a wealth of experience in finance, management, and corporate governance attained through his successful investments in other companies, including companies in the pharmaceutical, medical device, health care services, and health care information systems sectors. He has worked with several health care companies to improve their management and governance, and he currently serves as a director of Questcor Pharmaceuticals, Inc, which is engaged in the development and marketing of pharmaceutical products. Entities that Mr. Bradsher controls have invested in most of BioTime's financing transactions over the last several years. Mr. Bradsher is the President of the general partner of Broadwood Partners, LP, currently one of our largest shareholders.

    Arnold I. Burns, 81, joined the Board of Directors during July 2009. Mr. Burns was Chairman of QuanStar Group, LLC, a strategic management consulting firm, from 2004 to 2009. Mr. Burns was a managing director of Arnhold and S. Bleichroeder, Inc. from 1999 to 2002, and Natixis Bleichroeder, Inc. during 2002. From 1989 to 1999 he was a partner in the New York law firm of Proskauer Rose, LLP, and from 1986-1988 he was Deputy Attorney General of the United States, the Chief Operating Officer of the Department of Justice. Mr. Burns holds a J.D. degree from Cornell Law School.

    Mr. Burns brings to the Board many years of experience in the fields of law, finance, and management. Mr. Burns was a practicing attorney for nearly 40 years. As Chief Operating Officer of the Department of Justice, he was responsible for the management of a large, nationwide organization within the Executive Branch of government. As a private consultant, Mr. Burns provides advice to business clients regarding strategic relationships for growing businesses.

    Abraham E. Cohen, 74, joined the Board of Directors during July 2009. Mr. Cohen is an independent international business consultant and is Chairman and President of Kramex Company, a privately owned consulting firm. From 1982 to 1992, Mr. Cohen served as Senior Vice-President of Merck & Co., and from 1977 to 1988 as President of the Merck Sharp & Dohme International Division. Mr. Cohen serves as a director of the following other public companies: Chugai Pharmaceutical Co., Ltd., MannKind Corporation, Teva Pharmaceutical Industries, Ltd., Neurobiological Technologies, Inc., and Vasomedical, Inc.

    We asked Mr. Cohen to join our Board of Directors after his long career in the pharmaceutical industry, where he played a key role in the development of international business for Merck & Co. While at Merck, Mr. Cohen was a leader in the development of Merck’s business in Asia, then in Europe and, subsequently, in all international regions as President of Merck Sharp & Dohme, which manufactures and markets human health products outside the United States. We have expanded our global focus in recent years and we are actively seeking opportunities in overseas markets and we believe that Mr. Cohen’s guidance, based on his many years of experience in the international pharmaceutical industry will be of great value to our efforts to grow our business.

    Alfred D. Kingsley, 68, joined the Board of Directors and became Chairman of the Board during July 2009. Mr. Kingsley has been general partner of Greenway Partners, L.P., a private investment firm, and President of Greenbelt Corp., a business consulting firm, since 1993. Greenbelt Corp. served as our financial advisor from 1998 until June 30, 2009. Mr. Kingsley was Senior Vice-President of Icahn and Company and its affiliated entities for more than 25 years. Mr. Kingsley holds a BS degree in economics from the Wharton School of the University of Pennsylvania, and a J.D. degree and LLM in taxation from New York University Law School.

    Mr. Kingsley’s long career in corporate finance and mergers and acquisitions includes substantial experience in helping companies to improve their management and corporate governance, and to restructure their operations in order to add value for shareholders. Mr. Kingsley developed an intimate knowledge of our business in his role as our financial advisor before he joined our Board. In that role, Mr. Kingsley was instrumental in structuring our equity and debt financings, and in the transition of our business focus into the field of human embryonic stem cell technology.

    Pedro Lichtinger, 57, joined the Board of Directors during August 2009. Mr. Lichtinger has been the President, Chief Executive Officer, and a director of Optimer Pharmaceuticals, Inc., since May 2010. Mr. Lichtinger previously served as an executive of Pfizer, Inc. from 1995 to 2009, including as President of Pfizer's Global Primary Care Unit from 2008 to 2009, Area President, Europe from 2006 to 2008, President, Global Animal Health from 1999 to 2006, and Regional President Europe Animal Health from 1995 to 1999. Before joining Pfizer, Mr. Lichtinger was an executive of Smith Kline Beecham, last serving as Senior Vice-President Europe Animal Health from 1987 to 1995. Mr. Lichtinger holds an MBA degree from the Wharton School of Business and an Engineering degree from the National University of Mexico.

    Mr. Lichtinger brings to our Board more than 20 years of experience in the pharmaceutical industry, where he played a key role in the development of international business for two leading pharmaceutical companies, Pfizer and Smith Kline Beecham. We believe that Mr. Lichtinger’s experience in the international pharmaceutical industry will be of great value in our efforts to find and capitalize on opportunities in overseas markets. Mr. Lichtinger was responsible for more than $23 billion of revenues by Pfizer in 2008.

    Judith Segall, 57, is our Vice President of Administration and Corporate Secretary, and has served on the Board of Directors from 1990 through 1994, and from 1995 through the present date. Ms. Segall received a B.S. in Nutrition and Clinical Dietetics from the University of California at Berkeley in 1989.

    As one of our co-founders, Ms. Segall has served on our Board and as an executive for 20 years. During that time, she has developed a wealth of knowledge concerning our business operations, financial structure, and institutional relationships, particularly our relationships with the manufacturers and distributors of Hextend®.

    Michael D. West, Ph.D., 58, became our Chief Executive Officer during October 2007, and has served on the Board of Directors since 2002. Prior to becoming our Chief Executive Officer, Dr. West served as Chief Executive Officer, President, and Chief Scientific Officer of Advanced Cell Technology, Inc., a company engaged in developing human stem cell technology for use in regenerative medicine. Dr. West also founded Geron Corporation of Menlo Park, California, and from 1990 to 1998 he was a Director and Vice-President, where he initiated and managed programs in telomerase diagnostics, oligonucleotide-based telomerase inhibition as anti-tumor therapy, and the cloning and use of telomerase in telomerase-mediated therapy wherein telomerase is utilized to immortalize human cells. From 1995 to 1998 he organized and managed the research between Geron and its academic collaborators James Thomson and John Gearhart that led to the first isolation of human embryonic stem and human embryonic germ cells. Dr. West received a B.S. Degree from Rensselaer Polytechnic Institute in 1976, an M.S. Degree in Biology from Andrews University in 1982, and a Ph.D. from Baylor College of Medicine in 1989 concentrating on the biology of cellular aging.

    Dr. West is an internationally renowned pioneer and expert in stem cell research, and has extensive academic and business experience in age-related degenerative diseases, telomerase molecular biology, and human embryonic stem cell research and development. Dr. West brings to our Board the proven ability to conceive of and manage innovative research and development programs that have made scientifically significant discoveries in the field of human embryonic stem cells, and the ability to build companies focused on the great potential of regenerative medicine.

Director Independence

    Our Board of Directors has determined that Neal C. Bradsher, Arnold I. Burns, Abraham E. Cohen, and Pedro Lichtinger qualify as “independent” in accordance with Section 803(A) of the NYSE Amex Company Guide. Dr. Robert N. Butler, who served as a director last year until the time of his death also qualified as independent. The members of our Audit Committee also meet the independence standards under Section 803(B)(2) of the NYSE Amex Company Guide and Section 10A-3 under the Securities Exchange Act of 1934, as amended. Our independent directors received no compensation or remuneration for serving as directors except as disclosed under “CORPORATE GOVERNANCE--Compensation of Directors.”

    The only compensation or remuneration that BioTime has provided to Mr. Bradsher, Mr. Burns, Mr. Cohen, and Mr. Lichtinger during their tenure as directors has been compensation as non-employee directors. None of these directors, nor any of the members of their families, have participated in any transaction with us that would disqualify them as “independent” directors under the standard described above.

    Michael D. West and Judith Segall do not qualify as “independent” because they are our full-time employees. Alfred D. Kingsley does not qualify as “independent” because he is the principal shareholder and president of Greenbelt Corp., which received compensation from us, in one or more of the preceding three fiscal years for services rendered as our financial advisor, in an amount that precludes Mr. Kingsley from qualifying as “independent” under NYSE Amex Rule 803(A). Also, during 2011, Mr. Kingsley will receive compensation for serving in an executive role as Chairman of certain of our subsidiaries.

CORPORATE GOVERNANCE

Directors’ Meetings

    During the fiscal year ended December 31, 2010, the Board of Directors met ten times. No director attended fewer than 75% of the meetings of the Board or any committee on which they served.

    Directors are also encouraged to attend our annual meetings of shareholders, although they are not formally required to do so. All of the directors attended the last annual meeting, except Abraham E. Cohen, who was unable to attend.

Meetings of Non-Management Directors

    Our non-management directors regularly meet in executive session, without any directors who are BioTime officers or employees present, following regular meetings of the Board, which occur at least once each calendar quarter. These meetings allow the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Shareholder Communications with Directors

    If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.biotimeinc.com.

Code of Ethics

    We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (iii) compliance with applicable governmental rules and regulations; (iv) prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code. A copy of our Code of Ethics has been posted on our internet website and can be found at www.biotimeinc.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

    Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. Michael D. West is our Chief Executive Officer and is a member of our Board, while Alfred D. Kingsley currently serves as Chairman of the Board. This structure allows our Chief Executive Officer to focus on innovation in our stem cell research programs, building our intellectual property portfolio, and fostering relationships within the bioscience industry. As Chairman of the Board, Mr. Kingsley plays an active role in the structuring and oversight of BioTime financings and the growth of our business by facilitating communication between the Board and our Chief Executive Officer and other senior management, and by interfacing with our other directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, financing, and strategic planning.

The Board’s Role in Risk Management

    The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and annual audit of our financial statements. In addition, the Audit Committee also reviews and must approve any business transactions between BioTime and its executive officers, directors, and shareholders who beneficially own 5% or more of the common shares.

Committees of the Board

    The Board of Directors has an Audit Committee, a Nominating/Corporate Governance Committee, and a Compensation Committee. The charters of each of these committees require the members to be directors who are independent in accordance with Section 803(A) of the AMEX listing standards and Section 10A-3 under the Securities Exchange Act of 1934, as amended.

Audit Committee

    The members of the Audit Committee are Arnold I. Burns, Abraham E. Cohen, and Pedro Lichtinger. Mr. Burns is the Chairman of the Committee. Our Board of Directors has determined that Messrs. Burns, Cohen and Lichtinger each meet the criteria of an “audit committee financial expert” within the meaning of the SEC's regulations by virtue of their knowledge and understanding of accounting practices acquired from their experience supervising financial and accounting personnel. Mr. Burns qualifies on the basis of his experience as the Chief Operating Officer of the United States Department of Justice and as a managing partner of a large law firm. Mr. Cohen qualifies on the basis of his experience as the president of the international division of Merck & Co., a global pharmaceutical company. Mr. Lichtinger qualifies on the basis of his experience as the Chief Executive Officer of Optimer Pharmaceuticals, Inc., a public pharmaceutical company, and as president of certain divisions of Pfizer, Inc., a global pharmaceutical company. The Audit Committee held five meetings during 2010. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls, and all transactions between us and our executive officers, directors, and shareholders who beneficially own 5% or more of the common shares.

    The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter, as recently updated, is attached as an appendix to this proxy statement. A copy also has been posted on our internet website and can be found at www.biotimeinc.com.

Nominating /Corporate Governance Committee and Nominating Policies and Procedures

    The members of the Nominating/Corporate Governance Committee are Neal C. Bradsher, Arnold I. Burns, and Abraham E. Cohen. Mr. Bradsher is the Chairman of the Committee. The Nominating/Corporate Governance Committee met two times last year. The purpose of the Nominating Committee is to recommend to the Board of Directors individuals qualified to serve as directors, the selection of candidates to fill any vacancies on the Board, the selection of the Chairperson of the Board, the staffing of the Board Committees and their respective Chair, and the analysis and recommendation to the Board of issues and proposals regarding corporate governance matters applicable to the Company.

    The Nominating/Corporate Governance Committee will consider nominees proposed by shareholders, provided that they notify the Nominating/Corporate Governance Committee of the nomination in writing at least 120 days before the date of the next annual meeting and they and the nominee provide the Nominating/Corporate Governance Committee with all information that the Nominating/Corporate Governance Committee may reasonably request regarding the nominee, no later than 90 days prior to the annual meeting. A copy of the Nominating/Corporate Governance Committee Charter, as recently updated, is attached as an appendix to this proxy statement. A copy also has been posted on our internet website and can be found at www.biotimeinc.com.

    The Nominating/Corporate Governance Committee has not set any specific minimum qualifications that a prospective nominee would need in order to be recommended by the Committee or to serve on the Board or Directors. Rather, in evaluating any new nominee or incumbent director, the Committee will consider whether the particular person has the management, financial, scientific, legal, and industry knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Committee will also consider whether a nominee or incumbent director has any conflicts of interest with BioTime that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of BioTime and its shareholders. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and any stock exchange on which BioTime shares may be listed.

    The Board of Directors and the Nominating/Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical industry, finance, and law. The Board believes that this interdisciplinary approach will best suit our needs, as we expand our initiatives in the field of regenerative medicine. The Board is also cognizant of the value of experience in international markets and operations given the growing globalization of the pharmaceutical industry and worldwide focus on stem cell research.

    Some of the factors considered by the Committee and the Board in selecting the Board’s nominees for election at the Meeting are discussed in this proxy statement under “ELECTION OF DIRECTORS—Directors and Nominees.”

Compensation Committee

    The members of the Compensation Committee are Arnold I. Burns, Abraham E. Cohen, and Pedro Lichtinger. Mr. Burns is the Chairman of the Committee. All of the members of the Compensation Committee qualify as “independent” in accordance with Section 803(A) of the NYSE Amex Company Guide. The Compensation Committee met three times last year. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options under our 2002 Stock Option Plan (the “2002 Plan”). The Compensation Committee recommends to the Board of Directors the terms and amount of executive compensation and grants of options to key employees, consultants, and independent contractors. A copy of the Compensation Committee Charter, as recently updated, is attached as an appendix to this proxy statement. A copy also has been posted on our internet website and can be found at www.biotimeinc.com.

Report of the Audit Committee on the Audit of Our Financial Statements

The following is the report of the Audit Committee with respect to BioTime’s audited financial statements for the year ended December 31, 2010. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that BioTime specifically incorporates such information by reference in such filing.

    The members of the Audit Committee held discussions with our management and representatives of Rothstein, Kass & Company, P.C., our independent registered public accountants, concerning the audit of our financial statements for the year ended December 31, 2010. The independent registered public accountants are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Our auditors also audit our internal control over financial reporting. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of BioTime’s financial statements.

    The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2010. Our auditors also discussed with the Audit Committee the adequacy of BioTime’s internal control over financial reporting.

    The Audit Committee members discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Our auditors submitted to the Audit Committee the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC.

    The Audit Committee also met on a quarterly basis with the auditors to review and discuss our financial statements for the quarter and the adequacy of internal controls over financial reporting.

The Audit Committee:
Arnold I. Burns (Chairman), Abraham E. Cohen, Pedro Lichtinger.

Compensation of Directors

    Directors and members of committees of the Board of Directors who are BioTime employees are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of the Board or committees of the Board. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board.

       Non-employee directors, other than the Chairman of the Board of Directors, will receive an annual fee of $15,000 in cash, plus $1,000 for each regular or special meeting of the Board attended, and options to purchase 20,000 common shares under our 2002 Plan. The Chairman of the Board of Directors will receive an annual fee of $80,000 in cash, plus $1,000 for each regular or special meeting of the Board attended, and options to purchase 50,000 common shares under the 2002 Plan. In addition to his compensation as Chairman of the Board, Mr. Kingsley will receive compensation in the amount of $40,000 from each of five of our subsidiaries for serving as Chairman of the subsidiary.  Mr. Kingsley will also be eligible to participate in certain health insurance and similar benefit plans that are available to employees of BioTime and its subsidiaries.

       The annual fee of cash will be paid, and the stock options granted will vest and become exercisable, in four equal quarterly installments, provided that the non-employee director remains a director on the last day of the applicable quarter. The options will expire if not exercised five years from the date of grant.

       Directors who serve on the Audit Committee, Nominating/Corporate Governance Committee, or the Compensation Committee shall receive, in addition to other fees payable to them as directors, the following annual fees:
  Audit Committee Chairman: $10,000

  Audit Committee Member other than Chairman: $7,000

  Nominating/Corporate Governance Committee Chairman: $7,500

  Nominating/Corporate Governance Committee Member other than Chairman: $5,000

  Compensation Committee Chairman: $7,500

  Compensation Committee Member other than Chairman: $5,000
    Directors are also eligible to receive stock options or to purchase restricted stock under the stock option plans adopted by our subsidiaries. An award to a BioTime director under a subsidiary plan is approved by both the board of directors of the subsidiary and by the BioTime Board of Directors, without the vote of the director receiving the award. The options granted during 2010 under our subsidiaries’ stock option plans will expire in ten years from the date of grant.

    The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the current members of the Board who were not our employees on the date the compensation was earned:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Option Awards(1)		Total
Neal C. Bradsher	$31,500	$87,196		$118,696
Arnold I. Burns	$42,750	$87,196		$129,946
Abraham E. Cohen	$36,500	$87,196		$123,696
Alfred D. Kingsley	$89,000	$217,990	(2)	$306,990
Pedro Lichtinger	$30,500	$87,196		$117,696
Robert N. Butler(3)	$21,250	-		$21,250
Valeta A. Gregg(4)	$ 8,750	-		$8,750

(1) During July 2010, our independent directors each received an award of stock options entitling them to purchase 20,000 common shares at a fixed price as partial compensation for serving on the Board of Directors for a period of one year, except that Alfred Kingsley received 50,000 stock options as partial compensation for serving in his capacity as Chairman of the Board. The options will vest and become exercisable in equal monthly installments over a one-year period, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. We use the Black-Scholes-Merton Pricing Model to compute option fair values. With respect to these options, we used the following variables: stock price of $5.45, exercise price of $5.67, expected term of 5 years, volatility of 113.767%, and a bond equivalent yield discount rate of 1.46%.

(2) During December 2010, Mr. Kingsley received the following stock options under our the stock option plans adopted by certain of our subsidiaries: 250,000 options from ReCyte Therapeutics, Inc; 250,000 options from OncoCyte Corporation; 250,000 options from OrthoCyte Corporation; and 100 options from BioTime Asia, Limited. Each option has an exercise price not less than the fair market value of the subsidiary common stock on the date of grant as determined by the subsidiary board of directors based on an independent valuation. The options will vest and become exercisable in equal quarterly installments on the last day of each calendar quarter over a four-year period, provided that Mr. Kingsley remains an employee or director of BioTime or the subsidiary. The options must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. We use the Black-Scholes-Merton Pricing Model to compute option fair values. With respect to these options, we used the following variables: OncoCyte--stock price of $0.08, exercise price of $0.67, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; OrthoCyte--stock price of $0.05, exercise price of $0.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; ReCyte Therapeutics--stock price of $0.09, exercise price of $2.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; BioTime Asia--stock price of $0.01, exercise price of $0.01, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%.

(3) Dr. Butler served on the board until his death in July 2010.

(4) Dr. Gregg served on the board until the expiration of her term at the 2010 annual meeting.

Executive Officers

    Alfred D. Kingsley, Michael West, Robert Peabody, and Walter Funk are our only executive officers. Mr. Kingsley became an executive officer of five of our subsidiaries during 2011, but is not otherwise an executive officer of BioTime. There are no family relationships among our directors or officers.

    Robert W. Peabody, CPA, 56, is our Senior Vice-President, Chief Operating Officer, and Chief Financial Officer. Mr. Peabody assumed the post of Chief Financial Officer during September 2010. Prior to joining BioTime in October 2007, Mr. Peabody served as Vice-President of Grant Administration for Advanced Cell Technology, Inc., and also served on their board of directors from 1998 to 2006. Prior to joining ACT, Mr. Peabody spent 14 years as a Regional Controller for Ecolab, Inc., a Fortune 500 specialty chemical manufacturer and service company. Mr. Peabody, along with Dr. West, was a co-founder of Geron Corporation of Menlo Park, CA. He has also been an audit manager for Ernst and Young where he was on the audit staff serving the firm's clients whose shares are publicly traded. Mr. Peabody received a Bachelor Degree in Business Administration from the University of Michigan and is a Certified Public Accountant.

    Walter Funk, Ph.D., 51, became our Vice-President of Stem Cell Technology during August 2009. Before joining BioTime, Dr. Funk was a managing director of Parallax Venture Partners, a venture capital firm focused on investing in early stage biotechnology companies. Before co-founding Parallax Venture Partners in 2007, Dr. Funk served for approximately five years as Vice-President of Research of Nuvelo, Inc., a biotechnology and drug development company. Previously, Dr. Funk was Director of DNA Sequencing at Hyseq, Inc., and was a research scientist at Geron Corp. where, among other projects, he detailed descriptions of gene expression patterns in human embryonic stem cells. Dr. Funk received his Ph.D. in Biochemistry from the University of British Columbia.

EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

    The members of our Compensation Committee are Arnold I. Burns, Abraham E. Cohen, and Pedro Lichtinger, all of whom qualify as “independent” in accordance with Section 803(A) of the NYSE Amex Company Guide. Robert Butler also served on the Compensation Committee until his death last year. Dr. Butler also qualified as “independent” during his service on the Committee. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of options to key employees, consultants, and independent contractors. Executive officers who also serve on the Board of Directors do not vote on matters pertaining to their own personal compensation.

Compensation Committee Report

The following is the report of the Compensation Committee for the year ended December 31, 2010. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that BioTime specifically incorporates such information by reference in such filing.

    We have reviewed and discussed the Compensation Discussion and Analysis in this proxy statement with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in BioTime’s Annual Report on Form 10-K for the year ended December 31, 2010.

The Compensation Committee:
Arnold I. Burns (Chairman), Abraham E. Cohen, Pedro Lichtinger

Compensation Discussion and Analysis

Elements of Executive Compensation

    Our compensation policies have been influenced by the need to attract and retain executives with the scientific and management expertise to conduct our research and product development program in a highly competitive industry dominated by larger, more highly capitalized companies. The compensation we provide our executive officers currently has the following primary components:
  base salary;

  annual cash bonuses based on corporate and individual performance;

  long-term incentives in the form of stock options;

  health insurance; and

  401(k) plan participation with employer contributions.
    In determining compensation for our executive officers, the Compensation Committee considers a variety of factors. For 2010 compensation, the most important factors were:
  BioTime’s growth and progress in scientific research;

  extraordinary performance by an individual during the year;

  retention concerns;

  the executive’s tenure and experience;

  the executive’s historical compensation;

  market data; and

  fairness.
    In reviewing each executive’s overall compensation, the Compensation Committee considers an aggregate view of base salary and bonus opportunities, previous stock option grants, and the dollar value of benefits and perquisites. Executive compensation is also influenced by the cost of living in the San Francisco Bay Area. These factors have been balanced against our financial position and capital resources. In evaluating the compensation of executive officers, the Compensation Committee considers input from the Chief Executive Officer who is most familiar with their performance.

    BioTime is a growing company and our compensation policies are still evolving. In the course of BioTime’s growth and integration of newly acquired companies, we may implement new compensation plans and policies and modify existing ones. Accordingly, executive compensation paid during 2010 may or may not be reflective of the compensation that will be paid during subsequent years, except to the extent that executives receive compensation under employment agreements that continue in effect during those years. In this regard, the Compensation Committee may consider the implementation of performance based bonus programs under which awards would be based upon the attainment of pre-set quantified bench marks or goals. The Compensation Committee may, as permitted by the Compensation Committee Charter, engage the services of an independent executive compensation consulting firm to review our current compensation plans and procedures and to provide additional information about comparative compensation offered by peer companies, market survey information, and information about trends in executive compensation.

Base Salaries

    The minimum base salaries of Michael D. West, our Chief Executive Officer, Robert W. Peabody, our Senior Vice President, Chief Operating Officer, and Chief Financial Officer, and Walter Funk, our Vice President of Stem Cell Technology, are defined by their respective employment agreements, which were approved by the Board of Directors. The base salaries for our executive officers were established based on the scope of their responsibilities and are intended to be competitive with the compensation paid to executives with comparable qualifications, experience and responsibilities in similar businesses of comparable size. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels and to reflect the growth of the company and the increasing responsibilities of the executives.

    During the past four years, BioTime has organized or acquired new subsidiaries through which it is conducting its regenerative medicine and stem cell research business. BioTime has also recently acquired two new companies, Cell Targeting, Inc. and Glycosan BioSystems, Inc., the operations and assets of which are being integrated with BioTime subsidiaries. Moreover, the organization of BioTime Asia, Limited, the acquisition of ES Cell International Pte Ltd. (“ESI”), and the acquisition of a controlling interest in Cell Cure Neurosciences, Ltd. (“Cell Cure Neurosciences”) has transformed BioTime into an international company, and has placed greater demands on the time and efforts of Dr. West and Mr. Peabody, including overseas travel in the management and oversight of our offshore companies. During December 2010, the Compensation Committee reviewed the then current base salaries of Dr. West and Mr. Peabody, which had been set at $350,000 and $230,000 during 2009, and compared those salaries to salaries paid by competing companies, including companies located in the San Francisco Bay area. The Compensation Committee determined that, commencing in 2011, Dr. West will receive an increase of $200,000 in his base salary in the form of $40,000 of additional compensation from each of five BioTime subsidiaries, and Mr. Peabody will receive an increase of $100,000 in his base salary, in the form of $20,000 of additional compensation from each of five subsidiaries.

Bonuses

    Bonuses may be earned by each executive officer based upon the achievement of personal goals established in the executive’s employment agreement, or based upon the personal performance of an executive in helping the company attain its strategic objectives, as determined by the Compensation Committee. Because we are still conducting research and development, and have not attained a level of profitability, the use of performance milestones based upon profit levels and return on equity as the basis for incentive compensation has not been considered appropriate. Instead, the incentive awards in the past have been tied to the achievement of company strategic goals and personal performance. Personal performance is related to the functional responsibility of each executive officer. Important milestones that have been considered by the Compensation Committee or the Board of Directors in determining incentive bonuses or bonus provisions in employment agreements in the past have included (i) procuring additional capital and research grants, (ii) licensing products and technology, (iii) completing specified research and development goals, and (iv) achieving organizational goals.

    Funding for research is critical to our business. Under his employment agreement, Dr. West is entitled to receive an annual bonus equal to the lesser of (A) $65,000 or (B) the sum of 65% of Consulting Fees and 6.5% of Grant Funds we receive during each fiscal year; provided that (x) we obtained the grant that is the source of the Grant Funds during the term of his employment, (y) the grant that is the source of the Grant Funds is not a renewal, extension, modification, or novation of a grant (or a new grant to fund the continuation of a study funded by a prior grant from the same source) obtained by us prior to his employment, and (z) the grant that is the source of the Grant Funds was not obtained by us substantially through the efforts of any consultant or independent contractor compensated by us for obtaining the grant. Grant Funds means money actually paid to us during a fiscal year as a research grant by any federal or state government agency or any not for profit non-government organization, and expressly excludes (1) license fees, (2) royalties, (3) Consulting Fees, (4) capital contributions to us or any of our subsidiaries, or any joint venture of any kind (regardless of the legal entity through which the joint venture is conducted) to which we are a party, and (5) any other payments received by us from a business or commercial enterprise for research and development of products or technology pursuant to a contract or agreement for the commercial development of a product or technology. Consulting Fees means money we receive under a contract that entitles us to receive a cash fee for providing scientific and technical advice to third parties concerning stem cells. During 2010, Dr. West received a bonus of $65,000 based on BioTime’s receipt of Grant Funds from the California Institute of Regenerative Medicine (“CIRM”) and a grant under the United States Qualifying Therapeutic Discovery Project (“QTDP”).

    Under his employment agreement, Mr. Peabody is entitled to receive an annual bonus equal to the lesser of (A) $45,000 or (B) the sum of 35% of Consulting Fees and 3.5% of Grant Funds determined on the same basis used to determine the annual bonus under Dr. West’s employment agreement. During 2010, Mr. Peabody received a bonus of $45,000 based on BioTime’s receipt of the CIRM and QTDP Grant Funds.

    During 2010, our Chief Executive Officer, Michael D. West, was awarded performance bonuses totaling $150,000. The Compensation Committee took into account Dr. West’s role in BioTime’s growth, including the organization and staffing of new subsidiaries, our acquisition of ESI, and our subsequent investment in Cell Cure Neurosciences during 2010, and the negotiations that led to our acquisition of Cell Targeting, Inc. and Glycosan BioSystems, Inc. during 2011.

    Our Vice President and Chief Operating Officer, Robert W. Peabody, was awarded an annual performance bonus of $50,000. The Compensation Committee took into account some of the same factors related to the grant of bonuses to Dr. West, and the fact that Mr. Peabody assumed the additional role of Chief Financial Officer during September 2010.

    Our former Chief Executive Officer, Steven Seinberg was awarded a performance bonus of $5,000 during June 2010.

    During December 2010, the Compensation Committee also awarded an across the board bonus distribution to all BioTime employees in the fixed amount of $750 each. Dr. West, Mr. Peabody, and Dr. Funk each received $750 of the company-wide bonus award. In addition, the Compensation Committee awarded individual bonuses of $1,000 to $5,000 to certain BioTime employees, including Dr. Funk, who received a $2,000 bonus.

Stock Option Awards

     Stock options are an important part of the compensation packages for BioTime’s employees, directors, and consultants. We strongly believe that attracting and retaining the services of employees, directors, and consultants depends in great measure upon the ability of BioTime and its subsidiaries to provide the kind of incentives that are derived from the ownership of stock and stock options, which are offered by competing pharmaceutical development and biotechnology companies. This is especially true for us and our subsidiaries since the base compensation that we and our subsidiaries offer is often lower than the compensation packages offered by competing companies. For these reasons, four of our subsidiaries adopted stock option plans during 2010 with the approval of our Board of Directors, including the independent directors. Cell Cure Neurosciences had already adopted its own stock option plan before we acquired our interest in that subsidiary.

     Our stock options programs are intended to align the long-term interests of executives with the interests of stockholders by offering potential gains if our stock price increases, and to provide incentives for employees to work towards the long-term success of BioTime and its subsidiaries by using vesting schedules over several years. We use a combination of BioTime stock options and subsidiary stock options. Because of the direct relationship between the value of a BioTime stock option and the increased market price of our common shares after the grant date, we feel that stock options continue to be important to motivate our executive officers and employees to manage BioTime in a manner that is consistent with both the long-term interests of our shareholders and our business objectives.

     We believe that having subsidiaries that focus on particular disease therapies or research products will facilitate the optimization of scientific and commercial collaborations, thereby improving the probability that a subsidiary company will eventually become an industry leader. Due to the expectation of eventual separation of a subsidiary from the parent company, high-quality executives are likely to be more attracted to managing subsidiary companies than to heading divisions within a larger company. The organization of our regenerative medicine business into subsidiaries has also facilitated our ability to obtain financing for our regenerative medicine programs. We believe that granting stock options in a subsidiary company provides incentives for executives and other employees to work towards the long-term success of that subsidiary so that it can grow to become a self sufficient, “stand alone” company, at which time holders of stock in the subsidiary may realize value for their subsidiary shares.

     The stock option plans of BioTime and its subsidiaries also permit the sale of restricted stock in lieu of granting stock options. Although we have not sold restricted stock to executives, we may do so in the future. The ownership of restricted stock requires the executive to make a current financial commitment to the company, which we believe may strengthen the executive’s ties to the company, especially in the case of a subsidiary where no public market exists for its common stock. The purchase of restricted stock may also offer long-term tax advantages to the executives.

     The BioTime stock options held by our executive officers whose names appear in the compensation tables in this proxy statement were granted under the terms of their respective employment agreements, and none of them received any new BioTime stock options during 2010. The boards of directors of certain BioTime subsidiaries, with the approval of the BioTime Board of Directors, including those directors who are “independent” under the rules of the NYSE Amex, approved the grant of options to Dr. West and Mr. Peabody during 2010 in the amounts disclosed under the “Grants of Plan-Based Awards” table in this proxy statement. Guidelines for executive equity grants are not based on a formula but take into account each executive’s position, responsibilities, performance and contribution to the achievement of the subsidiary’s long-term goals, and the capitalization of the subsidiary. The subsidiary stock options granted to our executive officers during 2010 vest in equal quarterly installments over four years.

Severance and Change of Control Payments

     The employment agreements of some of our executive officers contain provisions entitling them to severance benefits in the event that their employment is terminated by us or following a “Change of Control” of BioTime. If we terminate Dr. West’s or Mr. Peabody’s employment without “cause” as defined in their respective employment agreements the terminated executive will be entitled to severance benefits, consisting of payment of six months base salary, and 50% of his then unvested BioTime stock options will vest. However, if a termination of the executive’s employment without “cause” occurs within twelve months following a “Change of Control,” he will be entitled to twelve months base salary, and 100% of his then unvested BioTime options will vest.

     If we terminate Dr. Funk’s employment without “cause” as defined in his employment agreement, he will be entitled to severance benefits consisting of payment of three months base salary, which may be paid in a lump sum or, at BioTime’s election, in installments consistent with the payment of his salary during his employment, and 50% of his then unvested BioTime options will vest. However, if a termination of Dr. Funk’s employment without “cause” occurs within twelve months following a “Change of Control,” then he will be entitled to a lump sum payment of three months base salary and 100% of his then unvested BioTime options will vest.

     In order to receive the severance benefits, the executive must execute a general release of all claims against BioTime and must return all BioTime property in the executive’s possession.

     “Change of Control” means (A) the acquisition of our voting securities by a person or an Affiliated Group entitling the holder to elect a majority of our directors; provided, that an increase in the amount of voting securities held by a person or Affiliated Group who on the date of the Employment Agreement beneficially owned (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder) more than 10% of our voting securities shall not constitute a Change of Control; and provided, further, that an acquisition of voting securities by one or more persons acting as an underwriter in connection with a sale or distribution of voting securities shall not constitute a Change of Control, (B) the sale of all or substantially all of our assets; or (C) a merger or consolidation in which we merge or consolidate into another corporation or entity in which our shareholders immediately before the merger or consolidation do not own, in the aggregate, voting securities of the surviving corporation or entity (or the ultimate parent of the surviving corporation or entity) entitling them, in the aggregate (and without regard to whether they constitute an Affiliated Group) to elect a majority of the directors or persons holding similar powers of the surviving corporation or entity (or the ultimate parent of the surviving corporation or entity). A Change of Control shall not be deemed to have occurred if all of the persons acquiring our voting securities or assets, or merging or consolidating with us, are one or more of our direct or indirect subsidiaries or parent corporations. "Affiliated Group" means (A) a person and one or more other persons in control of, controlled by, or under common control with, such person; and (B) two or more persons who, by written agreement among them, act in concert to acquire voting securities entitling them to elect a majority of our directors. “Person” includes both people and entities.

     The following tables show certain information relating to the compensation of: our Chief Executive Officer; our Senior Vice-President, Chief Operating Officer and Chief Financial Officer; our former Chief Financial Officer; and our Vice President of Stem Cell Technology who was the only other executive officer whose compensation exceeded $100,000 during 2010. These executive officers are collectively referred to as the “Named Executive Officers.”

     The following table summarizes certain information concerning the compensation paid during the past three fiscal years to our Named Executive Officers:

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus		Option Awards(1)		All other compensation		Total
Michael D. West	2010	$350,000	$215,750	(2)	$0.00	(3)	$16,500	(4)	$582,250
Chief Executive Officer	2009	$258,333	$87,917	(2)	—		$24,250	(4)	$372,550
	2008	$250,000	—		—		$24,250	(4)	$274,500

Robert W. Peabody	2010	$230,000	$105,750	(2)	$0.00	(5)	$11,500	(6)	$347,250
Senior Vice-President, Chief	2009	$165,833	$58,500	(2)	—		$11,217	(6)	$235,550
Operating Officer, and Chief Financial Officer	2008	$160,000	—		—		$8,000	(6)	$168,000

Walter Funk	2010	$150,000	$2,750		—		—		$152,750
Vice-President of Stem Cell Technology	2009	$62,500	$2,250		$932, 525	(7)	—		$997,275

Steven Seinberg(8)	2010	$85,000	$5,000		—		—		$90,000
Former Chief Financial Officer	2009	$78,333	$750		—		—		$79,083
	2008	$80,000	—		—		—		$80,000

____________________

(1) The options must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. We use the Black-Scholes-Merton Pricing Model to compute option fair values. See Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010 regarding assumptions underlying the valuation of BioTime stock options. With respect to the options granted by our subsidiaries, we used the following variables: OncoCyte Corporation--stock price of $0.08, exercise price of $0.67, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; OrthoCyte--stock price of $0.05, exercise price of $0.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; ReCyte Therapeutics--stock price of $0.09, exercise price of $2.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; BioTime Asia--stock price of $0.01, exercise price of $0.01, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%.

(2) As a result of receiving a research grant from the California Institute of Regenerative Medicine, Dr. West and Mr. Peabody earned bonuses of $65,000 and $45,000, respectively, during 2010, and $37,917 and $26,250, respectively, during 2009 under the terms of their employment agreements. During December, 2010 and 2009, respectively, the following annual incentive bonuses were awarded to the executives named in the table: to Dr. West $75,000 in 2010 and $50,000 in 2009; to Mr. Peabody $50,000 in 2010 and $30,000 in 2009; and to Dr. Funk $2,000 in 2010 and $2,250 in 2009. An annual bonus may be earned by each executive officer based upon the performance of the executive, as determined by the Board of Directors upon recommendation of the Compensation Committee. Supplemental incentive bonuses in the amount of $75,000, $10,000, and $5,000 were awarded to Dr. West in July 2010 and Mr. Peabody and Mr. Seinberg in June 2010, respectively. Dr. West, Mr. Peabody and Dr. Funk also each received $750 as part of a company-wide bonus award.

(3) During December 2010, Dr. West received the following stock options under our the stock option plans adopted by certain of our subsidiaries: 500,000 options from ReCyte Therapeutics, Inc; 500,000 options from OncoCyte Corporation; 500,000 options from OrthoCyte Corporation; and 200 options from BioTime Asia, Ltd. Each option has an exercise price not less than the fair market value of the subsidiary common stock on the date of grant as determined by the subsidiary board of directors based on an independent valuation. The options will vest and become exercisable in equal quarterly installments on the last day of each calendar quarter over a four-year period, provided that Dr. West remains an employee or director of BioTime or the subsidiary.

(4) During 2010, 2009 and 2008, Dr. West received other compensation that included a $1,000 per month car allowance and employer contributions of $4,500, $12,250 and $12,250, respectively, to his 401k plan.

(5) During December 2010, Mr. Peabody received the following stock options under our the stock option plans adopted by certain of our subsidiaries: 250,000 options from ReCyte Therapeutics, Inc; 250,000 options from OncoCyte Corporation; 250,000 options from OrthoCyte Corporation; and 100 options from BioTime Asia, Ltd. Each option has an exercise price not less than the fair market value of the subsidiary common stock on the date of grant as determined by the subsidiary board of directors based on an independent valuation. The options will vest and become exercisable in equal quarterly installments on the last day of each calendar quarter over a four-year period, provided that Mr. Peabody remains an employee or director of BioTime or the subsidiary.

(6) During 2010, 2009 and 2008, Mr. Peabody received other compensation consisting of employer contributions of $11,500, $11,217 and $8,000, respectively, to his 401k plan.

(7) Dr. Funk became our Vice-President of Stem Cell Research in August 2009 and received an award of stock options entitling him to purchase 275,000 common shares at a fixed price. The options will vest and become exercisable in equal monthly installments over a four-year period, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. We use the Black-Scholes-Merton Pricing Model to compute option fair values.

(8) Mr. Seinberg resigned from his position during September 2010.

Grants of Plan-Based Awards

     The following table sets forth information regarding stock options granted by BioTime under is 2002 Stock Option Plan, and options granted by our subsidiaries under their stock option plans to our Named Executive Officers.

GRANTS OF PLAN-BASED AWARDS

		All Other
		Option			Grant
		Awards:		Exercise	Date Fair
		Number of		or Base	Value of
		Securities		Price of	Stock and
		Underlying		Option	Option
	Grant	Options		Awards	Awards
Name	Date	(#)(1)		($/sh)(2)	($)(3)
Michael D. West	12/28/10	500,000	(4)	$0.67	$0.00
	12/28/10	500,000	(5)	$0.05	$0.00
	12/28/10	500,000	(6)	$2.05	$0.00
	12/28/10	200	(7)	$0.01	$0.00

Robert W. Peabody	12/28/10	250,000	(4)	$0.67	$0.00
	12/28/10	250,000	(5)	$0.05	$0.00
	12/28/10	250,000	(6)	$2.05	$0.00
	12/28/10	100	(7)	$0.01	$0.00

Walter Funk	-	-		-	-

Steven Seinberg(8)	-	-		-	-
____________________

(1)	All of the stock options have ten-year terms. Each of the subsidiary stock options reported in this table vests in equal quarterly installments over four years from the grant date.

(2)	The fair market value of subsidiary stock was determined by the respective boards of directors of the subsidiaries based on independent valuations.

(3)	The options must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. We use the Black-Scholes-Merton Pricing Model to compute option fair values. With respect to these options, we used the following variables: OncoCyte--stock price of $0.08, exercise price of $0.67, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; OrthoCyte--stock price of $0.05, exercise price of $0.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; ReCyte Therapeutics--stock price of $0.09, exercise price of $2.05, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%; BioTime Asia-- stock price of $0.01, exercise price of $0.01, expected term of 10 years, volatility of 1.0%, and a bond equivalent yield discount rate of 3.3%.

(4)	Options granted under OncoCyte Corporation 2010 Stock Option Plan

(5)	Options granted under OrthoCyte Corporation 2010 Stock Option Plan

(6)	Options granted under ReCyte Therapeutics, Inc. 2010 Stock Option Plan

(7)	Options granted under BioTime Asia, Limited 2010 Stock Option Plan

(8)	Mr. Seinberg resigned from his position during September 2010

Stock Options Outstanding at Year End

     The following table summarizes certain information concerning BioTime stock options and options to purchase common stock or ordinary shares in certain BioTime subsidiaries granted under the subsidiary stock option plans, and held as of December 31, 2010 by our Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

BioTime Option Awards
	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised	Option	Option
	Options		Options	Exercise	Expiration
Name	Exercisable		Unexercisable	Price	Date
Michael West	20,000	(1)	-	$0.34	March 27, 2011
	20,000	(1)	-	$0.74	June 1, 2014
	950,000	(2)	550,000	$0.50	October 9, 2014
	0	(3)	500,000	$0.67	December 28, 2020
	0	(4)	500,000	$0.05	December 28, 2020
	0	(5)	500,000	$2.05	December 28, 2020
	0	(6)	200	$0.01	December 28, 2020

Robert W. Peabody	316,654	(7)	183,346	$0.50	October 9, 2014
	0	(8)	250,000	$0.67	December 28, 2020
	0	(9)	250,000	$0.05	December 28, 2020
	0	(10)	250,000	$2.05	December 28, 2020
	0	(11)	100	$0.01	December 28, 2020

Walter Funk	91,664	(12)	183,336	$3.46	August 3, 2016

Steven Seinberg	-		-	-	-
____________________

(1) These options were granted under the BioTime 2002 Stock Option Plan during Dr. West’s service as a non-employee director, and were all fully vested and exercisable as of December 31, 2010.

(2) These options were granted under the BioTime 2002 Stock Option Plan and become exercisable at the rate of 25,000 common shares per month during the term of Dr. West’s employment.

(3) These options were granted under the OncoCyte Corporation 2010 Stock Option Plan and become exercisable at the rate of 31,250 shares per calendar quarter provided that Dr. West remains an employee or director of OncoCyte or BioTime at the end of the applicable quarter.

(4) These options were granted under the OrthoCyte Corporation 2010 Stock Option Plan and become exercisable at the rate of 31,250 shares per calendar quarter provided that Dr. West remains an employee or director of OrthoCyte or BioTime at the end of the applicable quarter.

(5) These options were granted under the ReCyte Therapeutics, Inc. 2010 Stock Option Plan and become exercisable at the rate of 31,250 shares per calendar quarter provided that Dr. West remains an employee or director of ReCyte Therapeutics or BioTime at the end of the applicable quarter.

(6) These options were granted under the BioTime Asia, Limited 2010 Stock Option Plan and become exercisable at the rate of 12.5 shares per calendar quarter provided that Dr. West remains an employee or director of BioTime Asia or BioTime at the end of the applicable quarter.

(7) These options were granted under the BioTime 2002 Stock Option Plan and become exercisable at the rate of 8,333 common shares per month during the term of Mr. Peabody’s employment.

(8) These options to purchase OncoCyte Corporation common stock were granted under the OncoCyte Corporation 2010 Stock Option Plan and become exercisable at the rate of 15,625 shares per calendar quarter provided that Mr. Peabody remains an employee or director of OncoCyte or BioTime at the end of the applicable quarter.

(9) These options were granted under the OrthoCyte Corporation 2010 Stock Option Plan and become exercisable at the rate of 15,625 shares per calendar quarter provided that Mr. Peabody remains an employee or director of OrthoCyte or BioTime at the end of the applicable quarter.

(10) These options were granted under the ReCyte Therapeutics, Inc. 2010 Stock Option Plan and become exercisable at the rate of 15,625 shares per calendar quarter provided that Mr. Peabody remains an employee or director of ReCyte Therapeutics or BioTime at the end of the applicable quarter.

(11) These options were granted under the BioTime Asia, Limited 2010 Stock Option Plan and become exercisable at the rate of 6.25 shares per calendar quarter provided that Mr. Peabody remains an employee or director of BioTime Asia or BioTime at the end of the applicable quarter.

(12) These options were granted under the BioTime 2002 Stock Option Plan and become exercisable at the rate of 5,729 common shares per month during the term of Dr. Funk’s employment.

Option Exercises and Stock Awards Vested in 2010

     The following table includes certain information with respect to BioTime stock options exercised by our Named Executive Officers.

Option Awards
	Number of	Value
	Shares Acquired	Realized on
	On Exercise	Exercise
Name	(#)	($)
Michael D. West	20,000	$107,800
Robert W. Peabody	-	$-
Walter Funk	-	$-
Steven Seinberg	80,000	$376,800

Potential Payments Upon Termination or Change in Control

     As discussed above, under the terms of their employment agreements, certain BioTime executive officers may receive severance payments upon termination of their employment without “cause” or following a “Change of Control” of BioTime. The table below summarizes the potential severance payments under the individual employment agreements for those executive officers if a termination without “cause” or a Change of Control event occurred on December 31, 2010:

Officer and Position	Benefit	Before Change in Control Termination w/o Cause(1)	After Change of Control Termination w/o Cause
Michael D. West, Chief Executive Officer	Cash Payment(1)	$175,000	$350,000
	Option Vesting(2)	$2,153,250	$4,306,500

Robert W. Peabody, Senior Vice President,	Cash Payment(1)	$115,000	$230,000
Chief Operating Officer, and Chief Financial Officer	Option Vesting(2)	$717,800	$1,435,600

Walter Funk	Cash Payment(1)	$37,500	$37,500
	Option Vesting(2)	$446,423	$892,846
____________________

(1)	Amounts represent lump sum severance payments that could be paid to the executive officer under the executive’s employment agreement as of December 31, 2010.

(2)	Amounts represent an estimate of the intrinsic value of options that would become fully vested and exercisable based on a market value of $8.33 per common share as of December 31, 2010.

Other Compensation Plans

     We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans. We do make contributions to 401(k) plans for participating executive officers and other employees.

Risk Considerations and Recoupment Policies

     The Compensation Committee considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. Our executive compensation arrangements include a fixed salary that provides a steady income so that executives do not feel pressured to focus exclusively on stock price performance or short term financial targets to the detriment of our long-term operational and strategic objectives. We supplement fixed salaries with discretionary bonus awards based on the executive’s performance as well as BioTime’s, and bonus awards based on BioTime’s receipt of research grant funding. The stock options that we have granted to our executive officers under the BioTime 2002 Stock Option Plan vest over five years, and the stock options granted to our executive officers under our subsidiary stock option plans vest over four years, assuring that the executives take a long-term perspective in viewing their equity ownership.

     Because BioTime has not adopted compensation plans, or made incentive awards, based on quantified financial performance measures, we have not adopted specific policies regarding the adjustment or recovery of awards or payments if the relevant performance measures are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. We may adopt such policies, however, if we adopt incentive compensation plans or grant incentive bonuses based on financial performance measures.

Tax Considerations

     Section 162(m) of the Internal Revenue Code places a $1 million limit on the amount of compensation that a company can deduct in any one year for compensation paid to its chief executive officer and the three most highly-compensated executive officers employed by the company at the end of the year, other than the company’s chief financial officer. The $1 million deduction limit does not apply to compensation that is performance-based and provided under a shareholder-approved plan. The Compensation Committee has never awarded cash compensation, in the form of salary and bonuses, in excess of the $1 million limit. BioTime’s stock option awards are designed to qualify for tax deductibility. Notwithstanding the foregoing, we may elect to pay compensation to executive officers that may not be fully deductible if we believe that is necessary to attract, retain and reward high-performing executives.

PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of March 31, 2011 concerning beneficial ownership of common shares by each shareholder known by us to be the beneficial owner of 5% or more of our common shares. Information concerning certain beneficial owners of more than 5% of the common shares is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G.

Security Ownership of Certain Beneficial Owners

	Number of Shares	Percent of Total
Alfred D. Kingsley (1)	10,333,172	22%
Greenbelt Corp.
Greenway Partners, L.P.
150 E. 57th Street
New York, New York 10022

Neal C. Bradsher (2)	8,355,300	17%
Broadwood Partners, L.P.
Broadwood Capital, Inc.
724 Fifth Avenue, 9th Floor
New York, NY 10019

George Karfunkel	4,997,217	10%
59 Maiden Lane
New York, NY 10038
____________________

(1) Includes 1,972,905 shares presently owned by Greenbelt Corp, 770,373 shares owned by Greenway Partners, L.P., 7,502,394 shares owned solely by Alfred D. Kingsley, and 87,500 shares that may be acquired by Mr. Kingsley upon the exercise of certain stock options. Excludes 12,500 shares that may be acquired by Mr. Kingsley upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Mr. Kingsley controls Greenbelt Corp. and Greenway Partners, L.P. and may be deemed to beneficially own the shares that Greenbelt Corp. and Greenway Partners, L.P. own.

(2) Includes 8,277,392 shares owned by Broadwood Partners, L.P. 42,908 shares owned by Neal C. Bradsher, and 35,000 shares that may be acquired upon the exercise of certain stock options. Excludes 5,000 shares that may be acquired by Mr. Bradsher upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P., and Mr. Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. may be deemed to beneficially own the shares that Broadwood Partners, L.P. owns.

Security Ownership of Management

     The following table sets forth information as of March 31, 2011 concerning beneficial ownership of common shares by each member of the Board of Directors, certain executive officers, and all officers and directors as a group.

	Number of Shares	Percent of Total
Alfred D. Kingsley (1)	10,333,172	21.6%

Neal C. Bradsher (2)	8,335,300	17.4%

Michael D. West (3)	1,095,000	2.2%

Judith Segall (4)	600,415	1.3%

Robert W. Peabody (5)	358,319	*

Walter Funk (6)	120,309	*

Arnold I. Burns (7)	35,000	*

Abraham E. Cohen (8)	35,000	*

Pedro Lichtinger (9)	35,000	*

All officers and directors as a group (9 persons) (10)	20,947,515	42.2%
____________________

* Less than 1%

(1) Includes 1,972,905 shares presently owned by Greenbelt Corp, 770,373 shares owned by Greenway Partners, L.P., 7,502,394 shares owned solely by Alfred D. Kingsley, and 87,500 shares that may be acquired by Mr. Kingsley upon the exercise of certain stock options. Excludes 12,500 shares that may be acquired by Mr. Kingsley upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Mr. Kingsley controls Greenbelt Corp. and Greenway Partners, L.P. and may be deemed to beneficially own the shares that Greenbelt Corp. and Greenway Partners, L.P. own.

(2) Includes 8,277,392 shares owned by Broadwood Partners, L.P. 42,908 shares owned by Neal C. Bradsher, and 35,000 shares that may be acquired upon the exercise of certain stock options. Excludes 5,000 shares that may be acquired by Mr. Bradsher upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P., and Mr. Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. may be deemed to beneficially own the shares that Broadwood Partners, L.P. owns.

(3) Includes 1,045,400 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days. Excludes 425,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(4) Includes 80,000 shares that may be acquired upon the exercise of certain stock options.

(5) Includes 358,319 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days. Excludes 141,681 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(6) Includes 120,309 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 154,691 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(7) Includes 35,000 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 5,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(8) Includes 35,000 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 5,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(9) Includes 35,000 shares that may be acquired upon the exercise of certain options that are presently exercisable or that may become exercisable within 60 days. Excludes 5,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(10) Includes 1,831,528 shares that may be acquired upon the exercise of certain options. Excludes certain shares that may be acquired upon the exercise of certain options that are not presently exercisable and will not become exercisable within 60 days.

Certain Relationships and Related Transactions

Certain Transactions

     During April 1998, we entered into a financial advisory services agreement with Greenbelt Corp., a corporation controlled by Alfred D. Kingsley and Gary K. Duberstein, who are also BioTime shareholders. Until 2009, the agreement was renewed annually. For the 2008 calendar year, we agreed to pay Greenbelt $135,000 in cash and to issue 300,000 common shares. Greenbelt permitted us to defer paying the entire $135,000 cash fee until January 2009. In return for allowing the deferral, we issued Greenbelt an additional 60,000 common shares during January 2009. Greenbelt and BioTime agreed to terminate their agreement effective June 30, 2009, in connection with Alfred D. Kingsley joining the BioTime Board of Directors, and BioTime agreed to pay Greenbelt $90,000 for services rendered from January 1 through June 30, 2009. We have agreed to file a registration statement, at our expense, to register Greenbelt’s shares for sale under the Securities Act, upon Greenbelt’s request. We also agreed to indemnify Greenbelt and its officers, affiliates, employees, agents, assignees, and controlling person from any liabilities arising out of or in connection with actions taken on our behalf under the agreement.

     During April 2006, we entered into our Credit Agreement with Alfred D. Kingsley, Cyndel & Co., Inc., and George Karfunkel, under which we could borrow up to $500,000 for working capital purposes at an interest rate of 10% per annum. In consideration for making the line of credit available, we issued to the lenders a total of 99,999 common shares.

     In October 2007, the Credit Agreement was amended to increase the line of credit to $1,000,000, to increase the interest rate to 12% per annum, and to extend the maturity date to April 30, 2008. The loan payable to Cyndel & Co., Inc. was paid in full, and Broadwood Partners, L.P. joined the lender group. In consideration for extending the maturity date of the new line of credit, we issued to the lenders a total of 200,000 common shares.

     The Credit Agreement was amended again during March and November of 2008 when additional lenders, including Greenway Partners, L.P., joined the lender group, and the amount of the line of credit was increased and the maturity date was extended. A subsequent amendment to the Credit Agreement during April 2009 extended the maturity date of the line of credit to December 1, 2009.

     On November 15, 2008, George Karfunkel exercised his option to convert his loan in the amount of $250,000 and related interest accrued in the amount of $16,025 to BioTime common shares in accordance with the terms of the Credit Agreement. Mr. Karfunkel made a new loan in the amount of $500,000 under the Credit Agreement during 2009.

     Under the Credit Agreement, we issued common shares to all lenders who agreed to provide loans and to extend the maturity date of their outstanding loans. From January 1, 2007 through April 15, 2009, we issued 230,348 common shares to Broadwood Partners, L.P., 117,243 common shares to Alfred D. Kingsley, 77,405 common shares to Greenway Partners, L.P., 6,144 common shares to Greenbelt Corp., and 396,502 common shares to George Karfunkel under the Credit Agreement.

     During August 2009, we completed an exchange offer with the lenders under our Credit Agreement, through which we issued 1,989,515 common shares and 100,482 common share purchase warrants, and we paid $294,351 in interest, to lenders in exchange for $3,349,259 of Credit Agreement promissory notes. The warrants issued in the exchange offer were exercisable at a price of $2.00 per share, subject to adjustment under the terms of a warrant agreement governing the warrants, and expired at 5:00 p.m., New York time, on October 31, 2010.

     The following table shows the largest principal amount of our indebtedness under the Credit Agreement to certain shareholders and the total amount of interest incurred on their loans during the 2008 and 2009. A portion of the interest shown in the table as accrued during 2008 was paid when due on April 15, 2009. All interest accrued during 2009 was paid during 2009. In addition, under the terms of the exchange offer, we paid interest that would have accrued had the promissory notes been held until the December 1, 2009 maturity date.

Name	Principal Amount of Loan		Interest
	2009	2008	2009	2008
Alfred D. Kingsley	$250,000	$250,000	$18,833	$28,750
Greenbelt Corp.	$100,000	$-	$7,533	$-
Greenway Partners, L.P.	$204,154	$300,000	$15,380	$20,683
Broadwood Partners, L.P.	$1,025,000	$1,025,000	$77,217	$49,558
George Karfunkel	$500,000	$250,000	$49,833	$24,025

     The following table shows the number of common shares and warrants issued to certain shareholders in exchange for their Credit Agreement promissory notes:

	Number of		Amount of Notes
Name	Shares	Number of Warrants	Exchanged
Alfred D. Kingsley	166,667	7,500	$250,000
Greenbelt Corp.	57,143	3,000	$100,000
Greenway Partners, L.P.	136,103	6,125	$204,167
Broadwood Partners, L.P.	638,096	30,750	$1,025,000
George Karfunkel	285,715	15,000	$500,000

     During May and July 2009, we sold 2,200,000 common shares and 2,200,000 stock purchase warrants to Broadwood Partners, L.P. for $4,000,000, and we concurrently sold a like number of shares and warrants at the same price to George Karfunkel. The warrants entitled Broadwood Partners and Mr. Karfunkel to purchase common shares at an exercise price of $2.00 per share. Subsequently, during 2010, we offered Broadwood Partners and Mr. Karfunkel along with all other holders of all of our warrants having an exercise price of $2.00 per share and an expiration date of October 31, 2010 the opportunity to exercise those warrants at a discounted price of $1.818 per share. Broadwood Partners and Mr. Karfunkel exercised their warrants at the discounted exercise price. We have filed a registration statement to register the shares issued to Broadwood Partners and Mr. Karfunkel for sale under the Securities Act.

     Since July 1 2009, Alfred Kingsley has made available to us the use of approximately 900 square feet of office space in New York City. We pay the office building owner $5,050 per month for the use of the space.

     During October and December, 2009, our subsidiary, OncoCyte Corporation raised $4,000,000 through the sale of 6,000,000 shares of its common stock, no par value, to George Karfunkel and his son Bernard Karfunkel, who now hold 26% of the outstanding shares of OncoCyte.

Approval by the Board of Directors and Audit Committee

     The transactions described above have been approved by the Board. The Audit Committee approved our agreement with Greenbelt for the 12 months ended March 31, 2008, and approved the April 2006 Credit Agreement. Following approval by the Audit Committee, the Board approved the transactions. However, we did not have a sufficient number of independent directors to serve on our Audit Committee from October 2007 until August 2009, and during that time period all transactions between us and our officers, directors, and shareholders who beneficially own 5% or more of our outstanding common shares were reviewed directly by the Board, and the Board determined whether to approve or withhold approval of each transaction. The Board applied such criteria as it determined to be appropriate in connection with its evaluation of each proposed transaction on a transaction by transaction basis, and did not have any written guidelines, other than a Code of Ethics, governing the Board’s exercise of its discretion.

     The transactions described above were approved by the Board of Directors as whole, without the vote of any director who is party to the transaction or who has a financial interest in the transaction through an affiliate. Our transactions with directors, shareholders, and their affiliates have primarily involved financings. In approving any such transactions the directors considered such factors as they deem relevant to the particular transaction, including prevailing conditions in the capital markets, the prices at which our common shares and warrants trade in the market, the immediacy of our need for capital, the terms and conditions of the transaction, alternative sources of financing that may be available from third parties, and the terms available from other parties. For example, participation in loans under our Credit Agreement was made available to the beneficial owners of more than 5% of our common shares on the same terms as unaffiliated private investors. Similarly, during 2009 we agreed to sell common shares and warrants to Broadwood Partners, L.P. on the same terms as George Karfunkel, who at the time beneficially owned less than 5% of our common share. During 2010 we offered Broadwood Partners and Mr. Karfunkel the opportunity to exercise their warrants at a discounted price of $1.818 per share along with all other holders of all of our warrants having an exercise price of $2.00 per share and an expiration date of October 31, 2010 which were listed for public trading on the NYSE Amex.

     During April 2011, we adopted a Related Person Transaction Policy that will apply to transactions exceeding $120,000 in which any of our officers, directors, beneficial owners of more than 5% of our common shares, or any member of their immediate family, has a direct or indirect material interest, determined in accordance with the policy (a “Related Party Transaction”). A Related Party Transaction must be reported to our outside legal counsel, our Chief Operating Officer, and our Chief Financial Officer, and will be subject to review and approval by our Audit Committee prior to effectiveness or consummation, to the extent practical. In addition, any Related Party Transaction that is ongoing in nature will be reviewed by the Audit Committee annually to ensure that the transaction has been conducted in accordance with any previous approval and that all required disclosures regarding the transaction are made.

     As appropriate for the circumstances, the Audit Committee will review and consider:
  the interest of the officer, director, beneficial owner of more than 5% of our common shares, or any member of their immediate family (“Related Person”) in the Related Person Transaction;
  the approximate dollar value of the amount involved in the Related Person Transaction;
  the approximate dollar value of the amount of the Related Person’s interest in the transaction without regard to the amount of any profit or loss;
  whether the transaction was undertaken in the ordinary course of our business;
  whether the transaction with the Related Person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
  the purpose of, and the potential benefits to the transaction to us; and
  any other information regarding the Related Person Transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.
     The Audit Committee will review all relevant information available to it about the Related Person Transaction. The Audit Committee may approve or ratify the Related Person Transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not in conflict with, our best interests. The Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the Related Person in connection with approval of the Related Person Transaction.

     A copy of our Related Person Transaction Policy can be found on our website at www.biotimeinc.com.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other BioTime equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a).

     To our knowledge, based solely on our review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2010.

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

     The Board has selected Rothstein, Kass & Company, P.C. (“RKCO”) as our independent registered public accountants. The Board proposes and recommends that the shareholders ratify the selection of the firm of RKCO to serve as our independent registered public accountants for the fiscal year ending December 31, 2011. RKCO has served as our independent registered public accountants since February 2007. Approval of the selection of RKCO to serve as our auditors requires the affirmative vote of a majority of the shares present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of RKCO to audit our consolidated financial statements.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of
Rothstein, Kass & Company, P.C. as Our Independent Registered Public Accountants

     We expect that a representative of RKCO will attend the Meeting, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

     Rothstein, Kass & Company (“RKCO”) audited our annual financial statements for the fiscal years ended December 31, 2010 and December 31, 2009.

     Audit Fees. RKCO billed us $148,500 in 2010 and $99,500 in 2009 for the audit of our annual financial statements and for the review of our financial statements included in our quarterly reports on Form 10-Q.

     Audit-Related Fees. RKCO billed us $26,000 and $10,000 in audit-related fees for the fiscal years ended December 31, 2010 and 2009.

     Tax Fees. RKCO billed us $12,600 and $7,500 , respectively, for review and preparation of U.S. federal, state, and local tax returns during the fiscal years ended December 31, 2010 and December 31, 2009, respectively.

     Other Fees. There were no other fees charged to us by RKCO during the fiscal years ended December 31, 2009 and 2010.

     The prior approval of the Board of Directors is required for the engagement of our auditors to perform any non-audit services for us. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Board of Directors, except to the extent otherwise permitted by applicable SEC regulations.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

     The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, added Section 14A to the Securities Exchange Act of 1934, as amended, which enables our shareholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC's rules. As described in detail under the heading “Executive Compensation - Compensation Discussion and Analysis,” our executive compensation programs are designed to:
  attract, motivate, and retain highly qualified executives;

  align management and shareholder interests by tying a substantial percentage of executives' compensation to financial performance of BioTime and its subsidiaries through the grant of stock options;

  reward superior performance by basing decisions regarding cash incentive compensation on the overall performance of executives; and

  compensate executives at levels competitive with peer companies.
     Our Compensation Committee seeks to provide our Named Executive Officers' total compensation at a level competitive with the compensation paid to officers in similar positions at our peer companies in the biotechnology industry located in the San Francisco Bay area. Our Compensation Committee has approved salary increases and authorized the payment of cash bonuses based on its review of the performance of our executive officers and the compensation paid by our peer companies. Our executive compensation program also includes performance-based compensation through the grant of stock options from BioTime and its subsidiaries intended to align the interest of our executives with those of our shareholders by providing financial rewards that increase with increases in the price of BioTime shares and by providing incentives by permitting executives to earn financial rewards based on any future increase in the value of the shares of our subsidiaries that have granted stock options. Please read the “Compensation Discussion and Analysis,” the tabular disclosure regarding executive compensation, and the accompanying narrative disclosure under the Executive Compensation portion of this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2010 compensation of our named executive officers.

     We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, sometimes called “say-on-pay,” gives our shareholders the opportunity to express their views on our Named Executive Officers' compensation. Accordingly, our board of directors is asking our shareholders to cast a non-binding advisory vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that BioTime's shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in BioTime’s Proxy Statement for the 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure.”

     Our shareholders’ vote on this proposal is only advisory, and is not binding on BioTime, the Compensation Committee, or our Board of Directors. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

     Approval of this proposal requires the affirmative vote of a majority of the shares present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum.

     The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

ADVISORY VOTE ON THE FREQUENCY OF ADVISORY
VOTES ON EXECUTIVE COMPENSATION

     We are asking that you indicate how frequently we should hold future shareholder advisory votes on executive compensation, such as the one included in this proxy statement. By voting on this advisory proposal, you may indicate whether you would prefer an advisory vote on named executive officer compensation once every one, two or three years. Alternatively, you may abstain from voting.

     The Board of Directors acknowledges that there are a number of points of view regarding the relative benefits of the frequency of say-on-pay votes, and believes that the decision regarding the frequency of these votes should rest with the shareholders. Accordingly, the Board is not recommending that shareholders support any specific view. While the vote on the frequency of future advisory votes on executive compensation is not binding, the Board will carefully consider the outcome of the vote, and if a frequency level receives a majority of the total votes cast the Board expects to be guided by that vote.

PROPOSALS OF SHAREHOLDERS

     Shareholders who intend to present a proposal for action at our 2012 Annual Meeting of Shareholders must notify the our management of such intention by notice received at our principal executive offices not later than January 4, 2012 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

     Our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2010, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of BioTime.

     We may deliver only one annual report and proxy statement to multiple shareholders sharing an address, unless we receive notice from the instructions to the contrary from those shareholders. We will deliver separate copies of the proxy statement and annual report to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the proxy statement or annual report, you may contact us by telephone at (510) 521-3390, or by mail at 1301 Harbor Bay Parkway, Suite 100, Alameda, California 94502. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the proxy statement and annual report but would prefer to receive a single copy instead.

By Order of the Board of Directors,

Judith Segall
Vice President and Secretary

May 12, 2011

HOW TO ATTEND THE ANNUAL MEETING

     If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), your name will appear on our shareholder list. You will be admitted to the Meeting upon showing your proxy card, driver’s license, or other identification.

     If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) your name will not appear on our shareholder list. If you plan to attend the Meeting, you should ask your broker for a “legal proxy.” You will be admitted to the Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your proxy statement, but that form can only be used by your broker to vote your shares, and it is not a “legal proxy” that will permit you to vote your shares directly at the Meeting. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own BioTime stock. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker, before the Meeting, the proxy form that accompanied your proxy statement.

Appendix A

Charter of the Audit Committee
of
BioTime, Inc.

     This Charter was adopted by the Board of Directors (the “Board”) of BioTime, Inc. (the “Company”) on April 28, 2011.

I. Purpose

     The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the qualifications and independence of the Company’s registered public accounting firm (the “external auditor”); (d) the cost and performance of the Company’s external auditor; (e) the establishment and maintenance of the internal controls systems; (f) the review, approval and ratification of “Related Person Transactions” in accordance with the Company’s Related Person Transaction Policy; (g) taking such measures, and make such recommendations, as it deems necessary or appropriate to assure that the Company’s external auditor remains accountable to the Audit Committee and the Board of Directors; and (h) reporting to the Board of Directors on the findings of the Audit Committee and to recommend such action as the Audit Committee shall deem necessary or appropriate. To the extent applicable, the Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, and subject to any contrary determination by the Board, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

     Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The external auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, expressing an opinion as to the adequacy of the Company’s internal controls over financial reporting, and reviewing the Company’s quarterly financial statements. Except as otherwise expressly set forth herein, the Committee’s responsibilities are limited to oversight. Without limiting the generality of the foregoing, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations, or that its internal controls of financial reporting are adequate. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s external auditor (or others responsible for the internal audit function, if applicable, including contracted non-employee or audit or accounting firms engaged to provide internal audit services)) from which the Committee receives information.

     Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by external auditors. The members of the Committee are not external auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

     The Committee shall consist of at least three members of the Board, each of whom is financially literate and satisfies the independence requirements of the rules of the NYSE Amex (”AMEX”) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Committee member shall

     (a) be affirmatively determined by the Board to not have a relationship with the Company that would interfere with the exercise of independent judgment;

     (b) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

     (c) shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

     Unless otherwise determined by the Board (in which case, to the extent applicable to the Company, disclosure of such determination shall be made in the Company’s annual report filed with the SEC under the Exchange Act) at least one member of the Audit Committee shall be an “audit committee financial expert,” as determined by the Board based upon the criteria set forth in applicable SEC rules. If the Committee has no member that qualifies as an audit committee financial expert, at least one member must be “financially sophisticated,” in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities. Members of the Committee, including the chairperson (“Chair”) of the Committee, shall be appointed from time to time by the Board upon recommendation of the Nominating and Corporate Governance Committee. Members shall serve at the pleasure of the Board, or until their successors have been elected and have taken office.

     The compensation of the Audit Committee members shall be determined by the Board. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its affiliates, other than fees paid in his or her capacity as a member of the Board or a committee of the Board.

III. Meetings and Procedures

     The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and with the external auditor. The Committee chairperson shall report on Committee activities to the full Board from time to time and shall cause the Committee minutes to be provided to the Board on an ongoing basis.

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     Special meetings of the Audit Committee may be called by any member of the Audit Committee, by the Board of Directors, by the Chief Executive Officer, or by the Chief Financial Officer.

     The Chair (or in his or her absence, a member designated by the Chair or the remaining members of the Committee) shall preside at each meeting of the Committee and set, in consultation with the other members of the Committee, the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

     All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the external auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee. Management should not be present during times that are reserved for separate meetings with the external auditors

IV. Powers and Responsibilities

Interaction with the External Auditor

     a. Appointment and Oversight. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention, and oversight of the work of the external auditor (including resolution of any disagreements between Company management and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The external auditor shall report directly to the Committee.

     b. Pre-Approval of Services. Before the external auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if such services fall within available exceptions established by the SEC. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the external auditor. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services.

     c. Independence of External Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the external auditor and the experience and qualifications of the external auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

          i. The Committee shall obtain and review a report prepared by the external auditor describing (1) the auditing firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

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          ii. The Committee shall ensure that the external auditor prepare and deliver, at least annually and before the engagement of the external auditor, a written statement delineating all relationships between the external auditor and the Company, consistent with Public Company Accounting Oversight Board Ethics and Independence Rule 3526. The Committee shall discuss with the external auditor any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the external auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the external auditor’s report to satisfy itself of the auditor’s independence.

          iii. Employees or former employees of the external auditors shall not be hired by the Company unless specifically approved by the Committee.

          iv. The Committee shall confirm with the external auditor that the external auditor is in compliance with the partner rotation requirements established by the SEC.

          v. The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms and shall review compliance with Section 203 of the Sarbanes-Oxley Act, to the extent applicable.

          vi. The Committee shall review and evaluate the lead partner and other senior members of the external auditor.

          vii. The Committee shall, if applicable, consider whether the external auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the external auditor.

          viii. The committee shall be directly responsible for setting the compensation of the external auditors. The Committee is empowered, without further action by the Board, to cause the Company to pay the external auditors.

Annual Financial Statements and Annual Audit

     d. Meetings with Management, the External Auditor.

          i. The Committee shall meet with management and the external auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

          ii. The Committee shall review and discuss with management and the external auditor: (1) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and any significant matters regarding internal control over financial reporting that have come to the external auditor’s attention during the course of the audit work, and special audit procedures related to those matters; (2) any analyses prepared by management or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

          iii. The Committee shall review and discuss the annual audited financial statements with management and the external auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

     e. Separate Meetings with the External Auditor.

          i. The Committee shall review with the external auditor any problems or difficulties the external auditor may have encountered during the course of the audit work, including any restrictions on the

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scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the external auditor are: (1) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (2) any communications between the audit team and the external auditor’s national office respecting auditing or accounting issues presented by the engagement; and (3) any “management” or “internal control” letter issued, or proposed to be issued, by the external auditor to the Company. The Committee shall obtain from the external auditor assurances that during the course of its audit it has not detected or otherwise become aware of information indicating that an illegal act has or may have occurred that would require the external auditor to inform the Committee under Section 10A(b) of the Exchange Act.

          ii. The Committee shall discuss with the external auditor the report that such auditor is required to make to the Committee regarding: (1) all accounting policies and practices to be used that the external auditor identifies as critical; (2) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the external auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor; and (3) all other material written communications between the external auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, external auditor’s engagement letter, external auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

          iii. The Committee shall discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

     f. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs d(iii) and e(iii) above, and based on the disclosures received from the external auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph c(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements and Other Financial Information

     g. Meetings with Management, and the External Auditor. The Committee shall review and discuss the quarterly financial statements with management and the external auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities

     h. The Committee shall review all proposed Related Person Transactions and off-balance sheet transactions on an ongoing basis, and all such transactions must be approved by the Committee.

     i. The Committee shall discuss with management and the external auditor any of the following which are brought to the Committee’s attention: correspondence from or with regulators or governmental agencies; any employee complaints; and any published reports that raise material issues regarding the Company’s financial statements, financial reporting process or accounting policies.

     j. The Committee shall discuss with management and outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

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     k. The Committee shall request assurances from management that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of Related Person Transactions.

     l. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

     m. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters by officers and employees of the Company.

     n. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 407(d)(3) of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

     o. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s external auditor, or any other matter the Committee determines is necessary or advisable to report to the Board.

     p. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

     q. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

     r. The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate and reasonable funding, as determined by the Committee, for payment of (i) compensation to the external auditor for the purpose of rendering or issuing an audit report, (ii) compensation to any advisors or legal counsel employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     s. The Committee may conduct investigations into any matters within the scope of its duties or authority.

V. Reports Regarding External Auditors

     At least annually, the Audit Committee shall obtain and review a report by the outside auditors describing the external auditor’s internal quality control procedures and any issues raised by the most recent internal quality-control review or peer review of the external auditors.

     At least annually, the Committee shall also obtain and review a copy of the most recent report on the external auditor issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.

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VI. Oversight of Internal Controls and Procedures

     The Committee shall coordinate the Board’s oversight over the Company’s internal control over financial reporting, the Company’s disclosure controls and procedures, the Company’s Code of Business Conduct and Ethics and risk management procedures.

VII. Reporting Obligations

     The Committee shall at least annually inform the external auditor, the Chief Financial Officer, the Controller and the officer in charge of internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction.

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Appendix B

Charter of the Compensation Committee
of
BioTime, Inc.

     This Charter was adopted by the Board of Directors (the “Board”) of BioTime, Inc. (the “Company”) on April 28, 2011.

I. Purpose

     The purpose of the Compensation Committee (the “Committee”) is (1) to assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executive officers and other employees, including by designing (in consultation with management or the Board), recommending to the Board for approval, evaluating, and administering the compensation plans, policies and programs of the Company, (2) to set or recommend to the Board the compensation of Company executive officers and other employees, and (3) to produce an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations, to the extent applicable. A goal of the Committee shall be to assist the Company in implementing compensation plans and programs designed to encourage high performance, promote accountability and intended to align employee interests with the interests of the Company’s shareholders. The Committee shall also assist the Board with respect to decisions regarding director compensation.

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law and subject to any contrary determination by the Board, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it. With respect to matters for which final decision-making authority has not been granted by the Board, including with respect to the salaries, bonuses and equity compensation of the Company’s executive officers, decisions of the Committee shall be subject to the Board’s ratification.

II. Membership

     The Committee shall be composed of at least two directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall, at a minimum, (i) satisfy the independence requirements of the rules of the NYSE Amex ("AMEX"), and (ii) qualify as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended and the rules and regulations thereunder. Each member of the Committee shall also qualify as a “non-employee director” as such term is defined from time to time in Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

     Members of the Committee, including the chairperson (“Chair”) of the Committee, shall be appointed from time to time by the Board upon recommendation of the Nominating and Corporate Governance Committee. Members shall serve at the pleasure of the Board, or until their successors have been elected and have taken office. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein. In the event that the Board has not elected the Chair of the Committee, the Committee shall elect a Chair by majority vote.

     The compensation of Committee members, if any, shall be as determined by the Board.

III. Meetings and Procedures

     The Chair (or in his or her absence, a member designated by the Chair or the remaining members of the Committee) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

     The Committee shall meet at least two times per year and more frequently as the Committee deems necessary or desirable.

     All non-employee directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the Company’s registered public accountant, any other financial personnel employed or retained by the Company, or any consultant, attorney, or other person whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, no member of management should be present during voting or deliberations concerning his or her compensation, and the Committee may exclude from its meetings any persons it deems appropriate, including but not limited to, any non-employee director that is not a member of the Committee.

     The Committee shall have the sole authority, as it deems appropriate, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants, accountants and other outside experts or advisors as the Committee believes to be necessary or appropriate. The Committee shall also have authority to commission compensation surveys or studies, as the need arises. The Committee may also utilize the services of the Company’s regular legal counsel, special counsel or other advisors to the Company. The Company shall provide for appropriate and reasonable funding, as determined by the Committee in its sole discretion, for payment of compensation to any such persons retained by the Committee.

     The Committee shall have authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

     The Committee shall cause to be kept adequate minutes of its proceedings. The Chair shall report on the Committees’ actions and activities at the next quarterly meeting of the Board.

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IV. Duties and Responsibilities

     The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the Company’s and the Committee’s advisors, in accordance with its business judgment. As used herein, the term “Plan” means any plan, contract, agreement, authorization or arrangement, whether or not set forth in any formal document, pursuant to which cash, securities, similar instruments, or any other property may be received by a Company employee, any member of a Company’s employee’s family, or any person designated as payee or beneficiary by a Company employee, including but not limited to any compensation, bonus, stock option, stock purchase, pension, retirement, or deferred compensation plan, contract, agreement, authorization, or arrangement.

     a. The Committee shall, at least annually, review the compensation philosophy of the Company, and approve the Company’s “Compensation Philosophy and Process” document setting forth the Company’s compensation philosophy.

     b. The Committee shall, at least annually, review and make recommendations to the Board regarding corporate goals and objectives relating to the compensation of the chief executive officer, evaluate the performance of the chief executive officer in light of those goals and objectives and set the compensation of the chief executive officer based on such evaluation, subject to the Board’s ratification.

     c. The Committee shall, at least annually, review and make recommendations to the Board regarding individual goals and objectives relating to the compensation of all other executive officers,as such term is defined in Rule 3b-7 promulgated by the Securities and Exchange Commission (“SEC”) under the Exchange Act, evaluate the performance of such executive officers in light of those goals and objectives, and set the compensation of such officers based on such evaluations, subject to the Board’s ratification.

     d. For officers or other employees of the Company who are not executive officers or directors of the Company, the Committee shall have full Board authority to make final decisions and determinations relating to compensation matters, including, without limitation, with respect to the granting of equity awards, amendments or terminations of previous equity awards, the setting of salaries, the granting of bonus awards, and severance arrangements. The Committee may facilitate the timely and effective hiring of new employees and the establishment of salaries for new and current employees of the Company and its subsidiaries by delegating to executive officers authority to set salary levels, within such limits as the Committee may from time to time establish, for employees of the Company and its subsidiaries who are not officers or directors of the Company. The Committee may also make final decisions and determinations relating to awards and payments, under Plans adopted by the Company, to employees of Company subsidiaries who are not executive officers or directors of the Company. The Committee shall provide a report to the Board regarding such grants at the next regularly scheduled Board meeting following the date of such grants. The Committee may establish policies to facilitate the timely and effective grant of stock options or other equity Plan awards to newly hired employees of the Company and its subsidiaries who are not officers of the Company (determined in accordance with Rule 3b-2 promulgated by the SEC under the Exchange Act) or directors of the Company, including providing for the grant of such awards effective upon the date of hire, subject to such terms and conditions as the Committee may determine and as are consistent with the terms of the Company’s stock option or other applicable equity compensation Plans. Grants and awards under Plans will be reported to the Board and the Chief Financial Officer of the Company on a quarterly basis.

     e. The Committee shall review and make recommendations to the Board regarding all executive officers’ employment agreements and severance arrangements.

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     f. The Committee shall make recommendations to the Board regarding whether and how to repurchase securities from terminated employees.

     g. The Committee shall periodically review all Plans, and with respect to each Plan shall have responsibility for:

i.	general administration;

ii.	setting performance targets for the earning of any payment, grant, or award;

iii.	determining whether performance target or other condition set for any payment, grant, or award under any Plan has been met;

iv.	making recommendations to the Board regarding all amendments to, and terminations of, all Plans and any awards under any Plans; and

v.	determining awards, grants, and payments under any Plans to employees; including in the case of grants of stock options or restricted stock purchase rights, determining the number of shares, vesting schedule, termination provisions, and exercise or purchase price, consistent with the terms of the applicable Plan.

Any such determination under this Paragraph (g) relating to one or more executive officers or directors of the Company shall be subject to Board ratification.

     h. The Committee shall recommend to the Board the establishment of policies concerning perquisite benefits and shall periodically review such policies.

     i. The Committee shall oversee the Company’s regulatory compliance with respect to compensation matters, including the Company’s policies on structuring compensation programs to preserve tax deductibility and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

     j. The Committee shall make recommendations to the Board regarding the Company’s policy with respect to change of control or “parachute” payments.

     k. The Committee shall review officer and director indemnification matters and shall recommend to the Board a course of action regarding whether to indemnify an officer or director.

     l. The Committee shall review the Compensation Discussion & Analysis required by the SEC rules and regulations, to the extent applicable, and recommend to the Board whether the Compensation Discussion & Analysis should be included in the Company’s annual Report on Form 10-K or proxy statement or other applicable SEC filings, to the extent applicable. The Committee shall prepare and approve the Compensation Committee Report for inclusion in the Company’s annual Report on Form 10-K or proxy statement or other applicable SEC filings, to the extent applicable.

     m. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide any written material with respect to such evaluation to the Board, including any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

     n. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

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V. Delegation of Duties

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee comprised of at least two members.

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Appendix C

Charter of the Nominating and Corporate Governance Committee
of
BioTime, Inc.

     This Charter was adopted by the Board of Directors (the “Board”) of BioTime, Inc. (the “Company”) on April 28, 2011.

I. Purpose

     The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board is to assist the Board in discharging the Board’s responsibilities regarding:

a. the identification of qualified candidates to become Board members;

b. the selection of nominees for election as directors at the next annual meeting of shareholders (or special meeting of shareholders at which directors are to be elected);

c. the selection of candidates to fill any vacancies on the Board;

d. the selection of the Chairperson of the Board, the staffing of Board Committees and the selection of the chairpersons of such committees; and

e. the analysis and recommendation to the Board of issues and proposals regarding corporate governance matters applicable to the Company.

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II. Membership

     The Committee shall be composed of at least three directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall, at a minimum, (i) satisfy the independence requirements of NYSE Amex and (ii) qualify as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.

     Members of the Committee, including the Chairperson (“Chair”) of the Committee, shall be appointed from time to time by the Board. Members shall serve at the pleasure of the Board, or until their successors have been elected and have taken office.

III. Meetings and Procedures

     The Committee shall meet at least once per year and more frequently as the Committee deems necessary or desirable in order to perform its duties. The Committee may also act by unanimous written consent in lieu of a meeting.

     All non-employee directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-employee director that is not a member of the Committee.

     The Chair (or in his or her absence, a member designated by the Chair or remaining members of the Committee) shall preside at each meeting of the Committee and set, in consultation with the other members of the Committee, the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are consistent with the provisions of the Company’s bylaws.

     The Committee shall have the authority, as it deems appropriate, to retain or replace, as needed, any independent counsel or other outside expert or advisor that the Committee believes to be desirable and appropriate. The Committee, in its discretion, may also use the services of the Company’s regular inside or outside legal counsel or other advisors to the Company. The Company shall provide for appropriate and reasonable funding, as determined by the Committee, for payment of compensation to any such persons retained by the Committee. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

     The Committee shall cause to be kept adequate minutes of its proceedings and the Chair shall report on the Committees’ actions and activities at the next quarterly meeting of the Board.

IV. Nomination Duties and Responsibilities

     a. Recommendations to the Board:

          i. At an appropriate time prior to each annual meeting of shareholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

          ii. At an appropriate time prior to each annual meeting of shareholders at which directors are to be elected or reelected, the Committee shall recommend to the incoming Board the staffing and chairs of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and, to the extent the Committee deems appropriate, such other committees as may exist, and the Chair of the Board.

          iii. At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee may recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

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          iv. The foregoing notwithstanding, if the Company is legally required by contract or otherwise to permit a third party to designate one or more of the directors to be elected or appointed, then the nomination or appointment of such directors shall be governed by such requirements.

     b. The Committee shall, at least annually and independently from the Board’s own review, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

     c. In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend to the Board the removal of a director for cause, as cause is defined in Section 302 of the California Corporations Code, in accordance with the applicable provisions of the Company’s Articles of Incorporation and bylaws.

     d. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

     e. The Committee shall periodically report to the Board on its findings and actions.

     f. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V. Corporate Governance Duties

     The Committee may make recommendations to the Board regarding governance matters applicable to the Company, including, but not limited to, (i) the Company’s Articles of Incorporation and bylaws, (ii) this Charter and the charters of the Company’s other committees, (iii) possible conflicts of interest of Board members and of Company officers, (iv) Company response to unsolicited takeover proposals, and (v) shareholder proposals or shareholder nominations for director that have been submitted to the Company.

VI. Delegation of Duties

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee comprised of at least two members.

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ANNUAL MEETING OF SHAREHOLDERS OF

BIOTIME, INC.

June 23, 2011

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held June 23, 2011.
The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual
Report on Form 10-K are available at: https://materials.proxyvote.com/09066L

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2 AND 3.
THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION ON PROPOSAL NUMBER 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. ELECTION OF DIRECTORS:					FOR	AGAINST	ABSTAIN
			2. RATIFYING APPOINTMENTOF INDEPENDENTREGISTERED PUBLIC ACCOUNTANTS 3. ADVISORYVOTE ON EXECUTIVE COMPENSATION 4. ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION	1 year ☐	☐ FOR ☐ 2 years ☐	☐ AGAINST ☐ 3 years ☐	☐ ABSTAIN ☐ ABSTAIN ☐

NOMINEES:
☐	FOR ALL NOMINEES	O NEAL C. BRADSHER O ARNOLD I. BURNS O ABRAHAM E. COHEN O ALFRED D. KINGSLEY O PEDRO LICHTINGER O JUDITH SEGALL O MICHAEL D. WEST

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
I WISH TO ATTEND AND VOTE SHARES AT MEETING ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:
Signature of Shareholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY FOR BIOTIME, INC.
ANNUAL MEETING OF SHAREHOLDERS

June 23, 2011

This Proxy is Solicited by the Board of Directors of BioTime, Inc.

     The undersigned appoints Michael D. West and Alfred D. Kingsley, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of BioTime, Inc. on June 23, 2011 and any adjournment thereof and to represent and vote all BioTime, Inc. common shares standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, FOR proposals 2 and 3, but will not be voted on proposal 4. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know a reasonable time before the mailing of the notice of annual meeting are to be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)